General	6 Months Ended
Jun. 30, 2019
General [Abstract]
GENERAL

Note 1 - General:

A.	CollPlant Biotechnologies Ltd. (formerly known as CollPlant Holdings Ltd.) (the “Company”) is a regenerative medicine company focused on developing and commercializing tissue repair products, for three-dimensional (“3D”) bio-printing of tissues and organs, and dermal fillers and breast implants for medical aesthetics markets. The Company’s products are based on its rhCollagen, a form of human collagen produced with the Company’s proprietary plant-based genetic engineering technology. The Company sales include (i) sales of the BioInk product for the development of 3D bioprinting of organs and tissues, (ii) sales of rhCollagen for the development of medical aesthetics product, and (iii) sales in Europe of the Company’s products for tendinopathy and wound healing, that received during 2016 a CE approval that enables their marketing in Europe.

The Company operates through CollPlant Ltd., a wholly-owned subsidiary (CollPlant Biotechnologies Ltd. and CollPlant Ltd. is referred to hereinafter as “the Company” and “CollPlant”, respectively).

The address of the Company’s registered office is 4 Oppenheimer St., Weizmann Science Park, Rehovot 7670104, Israel. On January 31, 2018, the Company’s American Depositary Shares (“ADSs”) commenced trading on the Nasdaq Capital Market under the symbol “CLGN”. Each ADS represents one ordinary share. (see also note 5B).

The Company has an accumulated deficit as of June 30, 2019, as well as a history of net losses and negative operating cash flows in recent years. The Company has an accumulated deficit of approximately $53.5 million as of June 30, 2019. The Company expects to continue incurring losses and negative cash flows from operations until its products (primarily BioInk) reach commercial profitability. As a result of these expected losses and negative cash flows from operations, along with the Company’s current cash position, the Company does not have sufficient cash to meet its liquidity requirements for the following twelve months. Consequently, there is substantial doubt about the Company’s ability to continue as a going concern. These financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans include the continued commercialization of the Company’s products and raising capital through the sale of additional equity securities, debt or capital inflows from strategic partnerships. There are no assurances, however, that the Company will be successful in obtaining the level of financing needed for its operations. If the Company is unsuccessful in commercializing its products and raising capital, it may need to reduce activities, curtail or cease operations.

B.	Approval of financial statements

These condensed financial statements were approved by the board of directors on September 25, 2019.